VESSELS (Tables)	6 Months Ended
Jun. 30, 2021
VESSELS [Abstract]
Vessels
Subsequent to June 30, 2021, the Company has announced the intention to dispose of at least two Suezmax tankers built in 2000 and 2002. The book value of the vessels built in 2000 and 2002 range from $14.8 million to $28.7 million and the Company expects to record a loss upon the disposal of the vessels. An agreement has been made to sell one of the vessels. However, the transaction has not been consummated as of the date of this report.

All figures in USD ‘000	January 1 – June 30, 2021	January 1 - December 31, 2020
Vessels and Drydocking	1,399,754	1,398,690
Less Accumulated Depreciation	(571,791)	(537,348)
Vessels, net	827,963	861,342